SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported:) April 29, 2003
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                              SKIBO FINANCIAL CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its Charter)



       United States                   000-25009                 25-1820465
----------------------------         -------------           -------------------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)



242 East Main Street, Carnegie, Pennsylvania                        15106
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (412) 276-2424
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (c)   Exhibits:

               99.1     Press release dated April 29, 2003


Item 12. Disclosure of Results of Operations and Financial Condition
         -----------------------------------------------------------

     A copy of a press release issued April 29, 2003 by the Registrant is attached hereto as Exhibit 99 and is furnished to the Securities and Exchange Commission pursuant to the requirements of Item 12 of Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     SKIBO FINANCIAL CORP.


Date:    April 29, 2003               By:  /s/ Walter G. Kelly
         --------------                    -------------------------------------
                                           Walter G. Kelly
                                           President and Chief Executive Officer